                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                             --------------------


                                    FORM 8-K


                                 CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15 (D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


                        JULY 17, 1995 (JUNE 30, 1995)
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                            REPUBLIC GYPSUM COMPANY
             (Exact name of registrant as specified in its charter)


            DELAWARE                       1-7210                 75-1155922
- - -------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission file number)      (IRS employer
incorporation or organization)                               identification no.)

                              811 EAST 30TH AVENUE
                         HUTCHINSON, KANSAS  67502-4341
          (Address of principal executive offices, including zip code)

                                 (316) 727-2700
                        -------------------------------
                        (Registrant's telephone number,
                              including area code)


- - --------------------------------------------------------------------------------


          Index to exhibits appears on sequentially numbered page 12.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    On June 30, 1995, the registrant, Republic Gypsum Company (RGC), completed a previously announced purchase from Old Dominion Box Company, Inc. ("Old Dominion") of all the operating assets of Halltown Paperboard Company ("Halltown") and certain related assets of Dillard Investment Corporation ("Dillard"). The acquisition was effected through Republic Paperboard Company of West Virginia, a wholly owned subsidiary of registrant's wholly owned subsidiary Republic Paperboard Company. The acquisition was closed on June 30, 1995, and included payments totaling $25.4 million to Halltown and Dillard.
The purchase price will be subject to certain postclosing adjustments related to working capital items. The registrant obtained noncompetition agreements from Halltown, Dillard, and Old Dominion and three principals of such companies for a total cost of $200,000. The consideration paid was determined on the basis of arm's-length negotiations between the parties.

    The acquisition was financed through a 7-year term loan in the amount of $28 million from Boatmen's First National Bank of Kansas City. The term loan is secured by liens on substantially all of the nonworking capital assets acquired from Halltown and Dillard. RGC also entered into a $7 million revolving credit arrangement with such bank.

    Halltown operates a recycled paperboard mill with a rated productive capacity of approximately 70,000 tons per year. The mill manufactures various uncoated grades of recycled paperboard exclusively from 100% recovered paper fibers. Halltown recorded sales of approximately $21 million in 1994. RGC intends to continue operating the Halltown mill as a recycled paperboard mill.

    RGC also entered into agreements with Old Dominion to sell Old Dominion recycled paperboard for use in its carton and box manufacturing plants and to purchase from Old Dominion its scrap paper.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

    (a)      Financial Statements of Businesses Acquired.

             Halltown Paperboard Company's and Dillard Investment Corporation's financial statements filed as part of this report are listed on the Index to Historical and Pro Forma Financial Information as exhibits 99(i) and 99(ii) of this report.

    (b)      Pro Forma Financial Information

             Pro forma financial statements filed as part of this report are listed on the Index to Historical and Pro Forma Financial Information on page 4 of this report.

    (c)      Exhibits.

             (2)     (i)   Asset Purchase Agreement dated June 30, 1995,
                     between Old Dominion Box Company, Inc., Halltown Paperboard Company, Dillard Investment Corporation, Republic Gypsum Company, and Republic Paperboard Company of West Virginia.

                     (ii) Index of Exhibits and Schedules to Asset Purchase Agreement

             (4)     (i)   Revolving and Term Credit Agreement dated as of June
                     30, 1995, among Republic Gypsum Company, Republic Paperboard Company, Republic Paperboard Company of West Virginia, and Boatmen's First National Bank of Kansas City, and exhibits thereto.

             (99)    (i)   Financial Statements of Halltown Paperboard Company
                     for the years ended December 30, 1994, December 31, 1993, and January 1, 1993, including Report of Independent Auditors, and unaudited financial statements for the three-month periods ended March 26, 1995 and March 27, 1994.

                     (ii) Financial Statements of Dillard Investment Corporation for the years ended December 31, 1994, 1993, and 1992, including Report of Independent Auditors, and unaudited financial statements for the three months ended March 31, 1995 and 1994.

                     (iii)  Consent of Independent Public Accountants.


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 17, 1995                   REPUBLIC GYPSUM COMPANY


                                        By:  /s/ DOYLE R. RAMSEY
                                           ------------------------------
                                             Doyle R. Ramsey,
                                             Vice President, Finance and
                                             Chief Financial Officer

                            REPUBLIC GYPSUM COMPANY
            INDEX TO HISTORICAL AND PRO FORMA FINANCIAL INFORMATION


                                                                                                     Exhibit No.
                                                                                                     -----------
ITEM 7.(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

Financial Statements of Halltown Paperboard Company for the years ended December 31, 1994, 1993, and 1992, including Report of
    Independent Auditors, and unaudited financial statements for the
    three-month periods ended March 31, 1995 and 1994   . . . . . . . . . . . . . . . . . . . . . .    99(i)

Financial Statements of Dillard Investment Corporation for the years ended December 31, 1994, 1993, and 1992, including Report of
    Independent Auditors, and unaudited financial statements for the
    three-month periods ended March 31, 1995 and 1994   . . . . . . . . . . . . . . . . . . . . . .   99(ii)

                                                                                                      Page No.
                                                                                                      --------
ITEM 7.(B) PRO FORMA FINANCIAL INFORMATION

Summary Information Related to the Unaudited Condensed Pro Forma
    Consolidated Financial Data   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       5

Unaudited Condensed Pro Forma Consolidated Balance Sheet of
    Republic Gypsum Company as of March 31, 1995  . . . . . . . . . . . . . . . . . . . . . . . . .       6

Notes to Unaudited Condensed Pro Forma Consolidated Balance Sheet
    as of March 31, 1995  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       7

Unaudited Condensed Pro Forma Consolidated Statement of
    Operations of Republic Gypsum Company for the nine-month
    period ended March 31, 1995   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       8

Notes to Unaudited Condensed Pro Forma Consolidated Statement of
    Operations for the nine-month period ended March 31, 1995   . . . . . . . . . . . . . . . . . .       9

Unaudited Condensed Pro Forma Consolidated Statement of
    Operations of Republic Gypsum Company for the year ended June 30, 1994  . . . . . . . . . . . .      10

Notes to Unaudited Condensed Pro Forma Consolidated Statement of
    Operations for the year ended June 30, 1994   . . . . . . . . . . . . . . . . . . . . . . . . .      11

Index to Exhibits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      12

                       SUMMARY INFORMATION RELATED TO THE
           UNAUDITED CONDENSED PRO FORMA CONSOLIDATED FINANCIAL DATA


The following unaudited condensed pro forma consolidated financial data consists of the Unaudited Condensed Pro Forma Consolidated Balance Sheet of Republic Gypsum Company (RGC) as of March 31, 1995, and the Unaudited Condensed Pro Forma Consolidated Statements of Operations of RGC for the nine-month period ended March 31, 1995, and the year ended June 30, 1994 (collectively, the "Pro Forma Statements"). The Unaudited Condensed Pro Forma Consolidated Balance Sheet gives effect to the purchase of certain assets and the assumption of certain liabilities of Halltown Paperboard Company ("Halltown") and Dillard Investment Corporation ("Dillard") (the "Transaction") as if the Transaction had occurred on March 31, 1995. The Unaudited Condensed Pro Forma Consolidated Statements of Operations for the nine-month period ended March 31, 1995, and the year ended June 30, 1994, give effect to the Transaction as if the Transaction had occurred on July 1, 1993.

The Pro Forma Statements do not purport to represent what the results of operations of RGC would actually have been if the aforementioned transaction in fact had occurred on the assumed dates, or to project the results of operations for any future periods or at any future date.

                            REPUBLIC GYPSUM COMPANY
            UNAUDITED CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET
                              As of March 31, 1995


                                                                        Purchase of
                                                                    Halltown and Dillard
                                                 Historical    -----------------------------     Pro Forma
                  ASSETS                          Balances         Debit           Credit         Balances
                  ------                        ------------   --------------    -----------   -------------
Current assets:
    Cash and cash equivalents                   $  3,199,000   $  1,833,000(a)   $      -      $    5,032,000
    Investments                                    1,500,000           -                -           1,500,000
    Accounts receivable, net                      12,466,000           -                -          12,466,000
    Income tax refund receivable                     143,000           -                -             143,000
    Inventories-
         Finished goods                            1,269,000        317,000(a)          -           1,586,000
         Raw materials and supplies                4,258,000        888,000(a)          -           5,146,000
                                                ------------   ------------      -----------   --------------

                 Total inventories                 5,527,000      1,205,000             -           6,732,000

    Prepaid expenses and other                       321,000        136,000(a)          -             457,000
    Net assets held for sale                         264,000           -                -             264,000
                                                ------------   ------------      -----------   --------------

                 Total current assets             23,420,000      3,174,000             -          26,594,000

Property, plant, and equipment                    76,006,000     24,746,000(b)          -         100,752,000
Less- Accumulated depreciation                    34,888,000           -                -          34,888,000
                                                ------------   ------------      -----------   --------------

                                                  41,118,000     24,746,000             -          65,864,000

Other assets                                         667,000        215,000(c)          -             882,000
                                                ------------   ------------      -----------   --------------

                 Total assets                   $ 65,205,000   $ 28,135,000      $      -      $   93,340,000
                                                ============   ============      ===========   ==============

              LIABILITIES AND
           STOCKHOLDERS' EQUITY
           --------------------

Current liabilities:
    Accounts payable                            $  8,105,000   $       -         $      -      $    8,105,000
    Accrued payroll and benefits                   2,219,000           -                -           2,219,000
    Income taxes payable                           1,052,000           -                -           1,052,000
    Accrued property taxes                           428,000           -                -             428,000
    Current portion of long-term debt                  -               -           1,550,000(d)     1,550,000
    Other current liabilities                        728,000           -                -             728,000
                                                ------------   ------------      -----------   --------------

                 Total current liabilities        12,532,000           -           1,550,000       14,082,000

Deferred income taxes                              3,540,000           -                -           3,540,000
Other long-term liabilities                          888,000           -             135,000(d)     1,023,000
Long-term debt                                         -               -          26,450,000(d)    26,450,000
Stockholders' equity-
    Common stock, $1 par value                    10,557,000           -                -          10,557,000
    Additional paid-in capital                    12,303,000           -                -          12,303,000
    Retained earnings                             25,411,000           -                -          25,411,000
    Less- Pension liability adjustment               (26,000)          -                -             (26,000)
                                                ------------   ------------      -----------   --------------

                 Total stockholders'
                     equity                       48,245,000           -                -          48,245,000
                                                ------------   ------------      -----------   --------------

                 Total liabilities and
                     stockholders' equity       $ 65,205,000   $       -         $28,135,000   $   93,340,000
                                                ============   ============      ===========   ==============

         The accompanying notes are an integral part of this statement.

                            REPUBLIC GYPSUM COMPANY
                     NOTES TO UNAUDITED CONDENSED PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                              As of March 31, 1995

The unaudited condensed pro forma consolidated balance sheet as of March 31, 1995, combines the following information:

    1. The historical consolidated balance sheet of RGC and subsidiaries as of March 31, 1995.

    2. The source and uses of funds to acquire Halltown and Dillard assets as follows:

                                                                                         Amount
                                                                                       ------------
         Source of funds:
             Term loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 28,000,000
                                                                                       ============
         Uses of Funds:
             Purchase of assets . . . . . . . . . . . . . . . . . . . . . . . .          25,399,000
             Purchase of non-compete agreements . . . . . . . . . . . . . . . .             200,000
             Estimated costs and expenses related to the purchase . . . . . . .             568,000
             Excess cash available for investment . . . . . . . . . . . . . . .           1,833,000
                                                                                       ------------

             Total Uses of Funds  . . . . . . . . . . . . . . . . . . . . . . .        $ 28,000,000
                                                                                       ============

Pro forma adjustments to reflect the acquisition of Halltown and Dillard assets are as follows:

         (a) The working capital balances of Halltown and Dillard at June 30, 1995, acquired in the purchase:

                 Excess cash available  . . . . . . . . . . . . . . . . . . . .        $  1,833,000
                 Finished goods inventory . . . . . . . . . . . . . . . . . . .             317,000
                 Raw materials and supplies . . . . . . . . . . . . . . . . . .             888,000
                 Prepaid expenses and other . . . . . . . . . . . . . . . . . .             136,000

         (b) To record fair market values, up to consideration paid, of acquired property, plant, and equipment for Halltown and
                 Dillard as determined by an independent appraisal  . . . . . .          24,746,000

         (c) To record other assets as follows:

                 Identifiable intangibles at fair market value  . . . .   200,000

                 Deferred finance costs related to the
                     additional financing for the acquisition . . . . .    15,000
                                                                         --------

                                                                                            215,000
                                                                                       ------------

                          Total assets  . . . . . . . . . . . . . . . . . . . .        $ 28,135,000
                                                                                       ============

         (d) To record funds borrowed under the term loan and liabilities assumed:

                 Current portion  . . . . . . . . . . . . . . . . . . . . . . .          (1,550,000)
                 Long-term portion  . . . . . . . . . . . . . . . . . . . . . .         (26,450,000)
                 Environmental reserve  . . . . . . . . . . . . . . . . . . . .            (135,000)
                                                                                       ------------

                          Total liabilities . . . . . . . . . . . . . . . . . .        $ 28,135,000
                                                                                       ============

                            REPUBLIC GYPSUM COMPANY
       UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 For the Nine-Month Period Ended March 31, 1995



                                                                Halltown
                                              Historical          and                             Pro Forma
                                              Nine-Month         Dillard                          Nine-Month
                                             Period Ended       Combined       Acquisition       Period Ended
                                            March 31, 1995     Operations      Adjustments      March 31, 1995
                                            --------------     ----------      -----------      --------------
Gross sales                                  $81,959,000      $19,868,000      $      -          $101,827,000
Less- Freight and discount                    12,229,000        1,429,000             -            13,658,000
                                             -----------      -----------      -----------       ------------

         Net sales                            69,730,000       18,439,000             -            88,169,000

Costs and expenses:
    Cost of sales                             48,191,000       14,507,000          582,000(a)      63,280,000
    Selling and administrative
        expenses                               7,088,000        2,453,000       (1,555,000)(b)      7,986,000
                                             -----------      -----------      -----------       ------------

                                              55,279,000       16,960,000         (973,000)        71,266,000
                                             -----------      -----------      -----------       ------------

Operating profit                              14,451,000        1,479,000          973,000         16,903,000
Other income (expense), net                      112,000         (280,000)        (834,000)(c)     (1,002,000)
                                             -----------      -----------      -----------       ------------

Income before income taxes                    14,563,000        1,199,000          139,000         15,901,000
Provision for income taxes                     5,809,000          111,000          391,000(d)       6,311,000
                                             -----------      -----------      -----------       ------------

         Net income (loss)                   $ 8,754,000      $ 1,088,000      $  (252,000)      $  9,590,000
                                             ===========      ===========      ===========       ============

Net income per common share                  $      0.83                                         $       0.90
Weighted average shares outstanding           10,604,000                                           10,604,000



         The accompanying notes are an integral part of this statement.

                            REPUBLIC GYPSUM COMPANY
                     NOTES TO UNAUDITED CONDENSED PRO FORMA
                      CONSOLIDATED STATEMENT OF OPERATIONS
                 For the Nine-Month Period Ended March 31, 1995



The unaudited condensed pro forma consolidated statement of operations for the nine-month period ended March 31, 1995, combines the following information:

    1. The historical condensed consolidated statement of operations for RGC for the nine-month period ended March 31, 1995.

    2. The historical condensed consolidated statement of operations of Halltown and Dillard for the nine-month period ended March 31, 1995.

    3. Pro forma adjustments to reflect the Transaction as if the Transaction had occurred on July 1, 1993 are as follows:

         (a) To recognize the incremental depreciation due to a new basis
                 for fixed assets . . . . . . . . . . . . . . . . . . . . . . . . . . .           $   582,000

         (b) The pro forma adjustments to selling and administrative expenses are as follows:

                    To recognize the amortization of noncompete
                       agreements   . . . . . . . . . . . . . . . . . . . . . . . . . .                50,000
                    To recognize the incremental expenses for flood
                       insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . .                90,000
                    To eliminate the corporate allocation as these services
                       will be provided by RGC without incremental cost   . . . . . . .            (1,488,000)
                    To eliminate outside sales commissions as these
                       commissions will no longer be incurred by RGC  . . . . . . . . .              (207,000)
                                                                                                  -----------

                                                                                                   (1,555,000)

         (c) To recognize the incremental interest expense due to the term debt at 1.25% over the average 90-day LIBOR rate (5.75%)
                 for the nine months plus the amortization of deferred
                 financing costs, offset by interest income on available cash . . . . .               834,000

         (d) To recognize the incremental federal and state income tax provision resulting from the pro forma adjustments, using
                 an effective rate of approximately 38% . . . . . . . . . . . . . . . .               391,000

                            REPUBLIC GYPSUM COMPANY
       UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 1994



                                                                Halltown
                                                                  and
                                              Historical         Dillard                          Pro Forma
                                              Year Ended        Combined       Acquisition        Year Ended
                                             June 30, 1994     Operations      Adjustments      June 30, 1994
                                             -------------     ----------      -----------      -------------
Gross sales                                  $77,131,000      $17,235,000      $      -           $94,366,000
Less- Freight and discount                    13,931,000        1,602,000             -            15,533,000
                                             -----------      -----------         --------        -----------

         Net sales                            63,200,000       15,633,000             -            78,833,000

Costs and expenses:
    Cost of sales                             43,603,000       11,415,000          828,000(a)      55,846,000
    Selling and administrative
        expenses                               7,636,000        2,754,000       (1,523,000)(b)      8,867,000
                                             -----------      -----------      -----------        -----------

                                              51,239,000       14,169,000         (695,000)        64,713,000
                                             -----------      -----------      -----------        -----------

Operating profit                              11,961,000        1,464,000          695,000         14,120,000
Other income (expense), net                      475,000         (321,000)        (877,000)(c)       (723,000)
                                             -----------      -----------      -----------        -----------

Income (loss) before income taxes             12,436,000        1,143,000         (182,000)        13,397,000
Provision for income taxes                     4,697,000           93,000          268,000(d)       5,058,000
                                             -----------      -----------      -----------        -----------

         Net income (loss)                   $ 7,739,000      $ 1,050,000      $  (450,000)       $ 8,339,000
                                             ===========      ===========      ===========        ===========

Net income per common share                  $      0.73                                          $      0.79
Weighted average shares outstanding           10,606,000                                           10,606,000





         The accompanying notes are an integral part of this statement.

                            REPUBLIC GYPSUM COMPANY
                     NOTES TO UNAUDITED CONDENSED PRO FORMA
                      CONSOLIDATED STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 1994



The unaudited condensed pro forma consolidated statement of operations for year ended June 30, 1994, combines the following information:

    1. The historical condensed consolidated statement of operations for RGC for the year ended June 30, 1994.

    2. The historical condensed consolidated statement of operations of Halltown and Dillard for the year ended June 30, 1994.

    3. Pro forma adjustments to reflect the Transaction as if the Transaction had occurred on July 1, 1993, are as follows:

         (a) To recognize the incremental depreciation due to a new basis for fixed assets        $   828,000

         (b) The pro forma adjustments to selling and administrative expenses are as follows:
                    To recognize the amortization of noncompete
                       agreements   . . . . . . . . . . . . . . . . . . . . . . . . . .                66,000
                    To recognize the incremental expenses for flood
                       insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . .               120,000
                    To eliminate the corporate allocation as these services
                       will be provided by RGC without incremental cost   . . . . . . .            (1,527,000)
                    To eliminate outside sales commissions as these
                       commissions will no longer be incurred by RGC  . . . . . . . . .              (182,000)
                                                                                                  -----------

                                                                                                   (1,523,000)

         (c) To recognize the incremental interest expense due to the term debt at 1.25% over the average 90-day LIBOR rate (3.75%)
                 for the year plus the amortization of deferred financing
                 costs, offset by interest income on available cash . . . . . . . . . .               877,000

         (d) To recognize the incremental federal and state income tax provision resulting from the pro forma adjustments, using
                 an effective rate of approximately 38% . . . . . . . . . . . . . . . .               268,000

                              INDEX TO EXHIBITS



EXHIBIT
NUMBER              DESCRIPTION
- - -------             -----------
 (2)     (i)   Asset Purchase Agreement dated June 30, 1995,
         between Old Dominion Box Company, Inc., Halltown
         Paperboard Company, Dillard Investment Corporation,
         Republic Gypsum Company, and Republic Paperboard Company
         of West Virginia.

         (ii)   Index of Exhibits and Schedules to Asset Purchase
         Agreement

 (4)     (i)   Revolving and Term Credit Agreement dated as of June
         30, 1995, among Republic Gypsum Company, Republic
         Paperboard Company, Republic Paperboard Company of West
         Virginia, and Boatmen's First National Bank of Kansas
         City, and exhibits thereto.

 (99)    (i)   Financial Statements of Halltown Paperboard Company
         for the years ended December 30, 1994, December 31, 1993,
         and January 1, 1993, including Report of Independent
         Auditors, and unaudited financial statements for the
         three-month periods ended March 26, 1995 and March 27, 1994.

         (ii)   Financial Statements of Dillard Investment
         Corporation for the years ended December 31, 1994, 1993, and 1992, including Report of Independent Auditors, and unaudited financial statements for the three months ended March 31, 1995 and 1994.

         (iii)  Consent of Independent Public Accountants.